                                                            Exhibit (h)(7)(D)(i)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                           FT FEE ALLOCATION AGREEMENT

ING EQUITY TRUST
ING Convertible Fund
ING Disciplined LargeCap Fund
ING Financial Services Fund
ING LargeCap Growth Fund
ING LargeCap Value Fund
ING MidCap Opportunities Fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING Principal Protection Fund
ING Principal Protection Fund II
ING Principal Protection Fund III
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Principal Protection Fund XII
ING Principal Protection Fund XIII
ING Principal Protection Fund XIV
ING Real Estate Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund

ING FUNDS TRUST
ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING International Prime Money Market Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio(1)
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio
ING Capital Guardian Managed Global Portfolio(1)
ING Capital Guardian Small/Mid Cap Portfolio(1)
ING Capital Guardian U.S. Equities Portfolio(1)
ING Eagle Asset Capital Appreciation Portfolio(1)
ING Evergreen Health Sciences Portfolio(1)
ING Evergreen Omega Portfolio(1)
ING FMR(SM) Diversified Mid Cap Portfolio(1)
ING FMR(SM) Earnings Growth Portfolio
ING FMR(SM) Small Cap Equity Portfolio
ING Global Real Estate Portfolio
ING Global Resources Portfolio(1)
ING Goldman Sachs Tollkeeper(SM) Portfolio(1)
ING International Portfolio(1)
ING Janus Contrarian Portfolio(1)
ING JPMorgan Emerging Markets Equity Portfolio(1)
ING JPMorgan Small Cap Equity Portfolio(1)
ING JPMorgan Value Opportunities Portfolio
ING Julius Baer Foreign Portfolio(1)
ING Legg Mason Value Portfolio(1)
ING LifeStyle Aggressive Growth Portfolio
ING LifeStyle Growth Portfolio
ING LifeStyle Moderate Growth Portfolio
ING LifeStyle Moderate Portfolio
ING Limited Maturity Bond Portfolio(1)
ING Liquid Assets Portfolio(1)
ING MarketPro Portfolio
ING MarketStyle Growth Portfolio
ING MarketStyle Moderate Growth Portfolio
ING MarketStyle Moderate Portfolio

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

ING Marsico Growth Portfolio(1)
ING Marsico International Opportunities Portfolio
ING Mercury Large Cap Growth Portfolio(1)
ING Mercury Large Cap Value Portfolio(1)
ING MFS Mid Cap Growth Portfolio(1)
ING MFS Total Return Portfolio(1)
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio(R)(1)
ING PIMCO Core Bond Portfolio(1)
ING PIMCO High Yield Portfolio(1)
ING Pioneer Fund Portfolio(1)
ING Pioneer Mid Cap Value Portfolio(1)
ING Salomon Brothers All Cap Portfolio(1)
ING Salomon Brothers Investors Portfolio(1)
ING Stock Index Portfolio(1)
ING T. Rowe Price Capital Appreciation Portfolio(1)
ING T. Rowe Price Equity Income Portfolio(1)
ING UBS U.S. Allocation Portfolio(1)
ING Van Kampen Equity Growth Portfolio(1)
ING Van Kampen Global Franchise Portfolio(1)
ING Van Kampen Growth and Income Portfolio(1)
ING Van Kampen Real Estate Portfolio(1)
ING Wells Fargo Mid Cap Disciplined Portfolio(1)
ING Wells Fargo Small Cap Disciplined Portfolio

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund

ING MAYFLOWER TRUST
ING International Value Fund

ING MUTUAL FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING International Fund
ING International SmallCap Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio
ING American Century Select Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Davis Venture Value Portfolio
ING Fidelity(R) VIP Contrafund(R) Portfolio
ING Fidelity(R) VIP Equity Income Portfolio
ING Fidelity(R) VIP Growth Portfolio
ING Fidelity(R) VIP Mid Cap Portfolio
ING Fundamental Research Portfolio
ING Goldman Sachs(R) Capital Growth Portfolio
ING Goldman Sachs(R) Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING OpCap Balanced Value Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Large Cap Growth Portfolio
ING Solution 2015 Portfolio
ING Solution 2025 Portfolio
ING Solution 2035 Portfolio
ING Solution 2045 Portfolio
ING Solution Income Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio - Series 1
ING GET U.S. Core Portfolio - Series 2

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

ING GET U.S. Core Portfolio - Series 3
ING GET U.S. Core Portfolio - Series 4
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Portfolio - Series 7
ING GET U.S. Core Portfolio - Series 8
ING GET U.S. Core Portfolio - Series 9
ING GET U.S. Core Select Portfolio - Series 1
ING GET U.S. Core Select Portfolio - Series 2
ING GET U.S. Opportunity Portfolio - Series 1
ING GET U.S. Opportunity Portfolio - Series 2
ING VP Global Equity Dividend Portfolio

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio
ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP LargeCap Growth Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND
The Asset Allocation Portfolio
The Bond Portfolio
The Money Market Portfolio
The Stock Portfolio

ING GET FUND
ING GET Fund - Series J
ING GET Fund - Series K
ING GET Fund - Series L
ING GET Fund - Series M
ING GET Fund - Series N
ING GET Fund - Series P
ING GET Fund - Series Q
ING GET Fund - Series R
ING GET Fund - Series S
ING GET Fund - Series T
ING GET Fund - Series U
ING GET Fund - Series V

ING SERIES FUND, INC.
Brokerage Cash Reserves
ING Aeltus Money Market Fund
ING Balanced Fund
ING Classic Principal Protection Fund IV
ING Equity Income Fund
ING Global Science and Technology Fund
ING Growth Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus Protection Fund
ING Index Plus SmallCap Fund
ING International Growth Fund
ING Small Company Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio
ING VP Strategic Allocation Growth Portfolio
ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio
ING VP Growth Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio
ING VP International Equity Portfolio
ING VP Small Company Portfolio
ING VP Value Opportunity Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.